Investor Presentation March 2015

NASDAQ:CEMI
Rapid Tests for Earlier Treatment™™

Slide 2

Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio's ability to develop, manufacture, market and finance new products and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3

Our Vision & Mission

We enable longer and healthier living through detection and monitoring of serious diseases.

Our mission is to be a leader in the development and commercialization of diagnostic solutions. We are dedicated to delivering high-quality products that provide ease of use, and rapid and accurate results at the point-of-care (POC). As a global company, we are committed to innovation and the highest quality standards.

Slide 4

Investment Highlights

•	Global Provider of High Quality POC Infectious Disease Tests
‐	Sales in 43 countries
•	Revenue Growth Averaged 15% Over Last Five Years
‐	From $16.70MM for FY 2010; to $27.65MM for FY 2014
•	Patented DPP® (Dual Path Platform) Technology
‐	Lead Product: DPP® Blood/Oral Fluid HIV 1/2 Assay (FDA-Approved, CLIA-Waived)
‐	DPP® Revenue Growth of 137% in 2014 as compared to 2013
•	Future Pipeline of DPP® POC Assays
‐	HIV-Syphilis Combination Assay (US version)
‐	HIV Ab/Ag Assay
‐	Hepatitis C (HCV) Assay
•	New Collaborations and Development Projects
‐	POC DPP® Assays for Malaria, Dengue Fever, Ebola, Febrile Illness, Flu Immunostatus, Brain Injury and a Specific Type of Cancer

Slide 5

Global POC Diagnostics Company

U.S.
•	Revenue (FY '14): $7.2MM or 28%
•	Established U.S. Sales & Marketing (June '14)
•	DPP® HIV 1/2 FDA Approved, CLIA-Waived
•	Funded Research: CDC, DOD, NIH (2013)

EUROPE
•	Achieved CE mark for SURE-CHECK® HIV (July '13)
•	Achieved CE mark for HIV STAT-PAK®, (March '14)
•	Pending CE mark for DPP® HIV and DPP® HIV/Syphilis Assays

ASIA
•	Established License, Technical Transfer, Contract Manufacturing, Distribution Agreement (Feb. '14)

LATIN AMERICA
•	Revenue (FY '14): $16.4MM or 63%
•	Strong OEM Partnerships (e.g., FIOCRUZ, Labtest)
•	Branded products sold to NGOs, private distributors

MERA (Middle East, Russia, Africa)
•	Revenue (FY '14): $2.1MM or 8%
•	Sales channel: NGO-direct & through distributors
•	Procurements primarily funded by PEPFAR, Global Fund, and WHO

Slide 6

POC In-Vitro Diagnostics (IVD) Total Global Market

Professional POC Market ($ million)

	2011 Sales	2016 Sales	CAGR
Glucose	1,530	1,640	1%
Infectious Disease	810	950	3%
Critical Care	725	875	4%
Cardiac Markers	500	650	5%
Hematology	430	500	3%
Coagulation/PT, ACT	400	450	2%
Fecal Occult Blood	295	450	9%
Cholesterol/Lipids	275	355	5%
Drugs of Abuse	265	270	0%
HbA1c	150	300	15%
Other*	150	190	n/a
Pregnancy	130	135	1%
* Source: Kalorama Worldwide Market for IVD Tests - July 2012

Slide 7

Current Market Opportunities

HIV Market
•	35.2 million people were living with HIV/AIDS worldwide (2012)
•	1.6 million people died of AIDS-related illnesses in 2012
•	In total, ~75 million people have been infected with the HIV virus and ~36 million have died of HIV

HIV Prevalence (15-49 years), by WHO Region  (See graphics)

Syphilis Market
•	Approx. 12 million people globally become ill with syphilis annually
•	From 2005-2013, syphilis cases in the U.S. nearly doubled, from 8,724 to 16,663
•	Syphilis in pregnancy leads to ~305,000 fetal & neonatal deaths annually

New Cases of STIs, by WHO Region

(See graphics)  Source: World Health Organization (2012)

Slide 8

HIV In The U.S. - The Importance of Testing

•	More than 1.1 million people in the United States are living with HIV infection, and almost 1 in 6 of them (15.8%) are unaware of their infection
•	There are ~50,000 new infections per year in the U.S.
•	For every HIV infection that is prevented, an estimated $355,000 is saved in the cost of providing lifetime HIV treatment

Source: Center for Disease Control & Prevention (CDC)

Slide 9

Chembio "Lateral Flow" POC Tests
•	Two Lateral Flow POC HIV Tests
‐	Chembio HIV 1/2 STAT-PAK®
‐	Chembio SURE CHECK® HIV 1/2 ¹
•	Key Product Features
‐	FDA (PMA)-Approved, CLIA-Waived
‐	Sensitivity: 99%
‐	CE Marked, WHO Approved
•	Lateral flow patent expired in February 2015
‐	Chembio's royalty payments for lateral flow technology ended Feb 2015

¹ Sold in U.S. as Clearview Complete® HIV 1/2

See graphics

Slide 10

Chembio's "Dual Path Platform" (DPP®) Technology

•	Patented technology
•	Allows improved sensitivity compared to lateral flow technology
•	Enables multiple test results via a single blood sample (e.g., HIV-Syphilis Combo Assay)
•	Offers application within infectious disease and potential for a number of other indications

See graphics

Slide 11

DPP® Assays – Commercial Products

DPP® HIV 1/2 Assay
•	U.S. FDA (PMA) approved, CLIA-Waived for use with blood and oral fluid samples
•	U.S. Launch- Q4 2014
•	Entering the ~$35MM oral fluid assay market
•	Superior performance (sensitivity) vs. competitors
•	Patented SampleTainer®Sample Collection System

DPP HIV-Syphilis Combo Assay

•	First to market with POC HIV-Syphilis combo assay
•	First HIV-Syphilis Assay to be USAID Approved
•	First to receive ANVISA approval (Brazil)
•	Successfully launched in Mexico
•	Global screening opportunities:
‐	Pregnant Women (Incidence 1.9MM)[1]
‐	MSM (up to 70% HIV-Syphilis co-infection)[2]

1World Health Organization (WHO);   2Center for Disease Control & Prevention (CDC)

Slide 12

DPP® Development Pipeline

•	DPP® HIV-Syphilis Assay (U.S. market)
o	Next Generation DPP® HIV-Syphilis "Combo" Assay for detection of HIV and Syphilis Antibodies
•	DPP® HCV Assay
o	Next Generation DPP® HCV Assay for the detection of Hepatitis C Antibody
•	DPP® HIV Ab/Ag Assay
o	Next Generation DPP HIV for the detection of HIV Antibody and Antigen
•	DPP® HIV 1/2 Oral Fluid Assay Enhancements
o	Next Generation DPP® HIV 1/2 Assay for the enhanced detection of HIV antibodies in oral fluid

Slide 13

DPP® Research Collaborations

•	DPP® Malaria (Multiplex Assay)
o	Bill & Melinda Gates Foundation
•	DPP® Dengue Fever (Multiplex Assay)
o	Undisclosed Partner
•	DPP® Ebola and Febrile Illness (Multiple Assay)
o	Intergrated BioTherapeutics, Inc.
•	DPP® Flu Immunostatus (Multiplex Assay)
o	Centers for Disease Control & Prevention (CDC) Contractor
•	DPP® Traumatic Brain Injury (Multiplex Assay)
o	Perseus Science Group, LLC
•	DPP® Cancer (Specific Form) Assay
o	Undisclosed Partner

Slide 14

DPP® Technology Collaborations
•	Bio-Rad Laboratories, Inc. (NYSE: BIO)
‐	DPP® Technology Used for Bio-Rad Geenius™ HIV 1/2 Confirmatory Assay
•	Oswaldo Cruz Foundation (Brazil)
‐	Five DPP® Products Currently Being Sold to NGO's and Private Distributors
•	Centers for Disease Control & Prevention (CDC)
‐	Research Collaboration Agreement: DPP® Ebola and DPP® Febrile Illness
•	LabTest (Brazil)
‐	Assembly, Distribution – DPP® Co-branded (2015 Product Registration)
•	RVR (Malaysia)
‐	License, Technical Transfer, Contract Manufacturing, Distribution
•	Other
‐	Additional opportunities in Discussion/Development

Slide 15

Chembio Manufacturing Capabilities

•	Leased facilities (~60,000 sq. ft.) in Medford and Holbrook, NY
•	High Volume Manufacturing Capabilities (>15MM tests annually)
•	Robust Quality Management System
‐	POC tests serve diverse, regulated market
‐	Audited routinely by FDA CDRH/CBER, WHO, USDA, ISO (LNE), and our partners
‐	Expertise in manufacturing scale up, process validation and cGMP
              Approximately 162 employees

Slide 16

Selected Financial Data FY2010 –2014

2014
Total Revenue $27,645
Product Revenue$ 25,950
Gross Profit $10,814
R&D Expense* $4,748
Clinical Trial Expense $206
Income before taxes $1,285

*            Non-recurring 2010 $1.5MM R&D Credit from the Affordable Care Act – excluded from 2010 R&D Exp. & 2010 Pre-Tax Income

See graphics

Slide 17

Selected Financial Highlights

Years Ended (in 000's)	December 31, 2014	December 31, 2013
NET PRODUCT REVENUES	$29,950	$27,516
TOTAL REVENUES	$27,645	$29,550
GROSS MARGIN	$10,814	$12,300
INCOME FROM OPERATIONS	$(1,285)	$1,005
NET INCOME	$(937)	$531
CASH (as of end of period)	$4,615	$9,650

Slide 18

2014 Milestones - Achieved

•	Product Development/Regulatory
‐	Entered into Agreement with Perseus to develop DPP® Brain Injury Assay: January 2015
‐	Received CLIA-Waiver for DPP® HIV 1/2 CLIA: October 2014
‐	Entered development agreements for Dengue Fever and specific Cancer assay: Oct 2014
‐	Signed Agreement with CDC Contractor to Develop POC Influenza Immunity: Nov 2014

Corporate/Operations
‐	Finalized Agreement with RVR (Malaysia) to build position in Asia: Feb 2014
‐	Established U.S. Distribution/Warehouse facility in Holbrook, NY: May 2014
‐	Obtained Exclusive POC license for certain IBT Ebola reagents: October 2014
‐	Increased Manufacturing Footprint and Capacity in Medford, NY: Dec. 2014

Commercial / Sales & Marketing
‐	Terminated STAT-PAK® Distribution Agreement with U.S. Distributor: June 2014
‐	Established Chembio U.S. Sales & Marketing team ( DPP® HIV 1/2 , HIV 1/2 STAT-PAK®): June 2014
‐	Signed DPP® and STAT-PAK agreements with 3 leading U.S. distributors: Sept-Oct 2014

Slide 19

2015 Milestones- Achieved & Anticipated

•	Product Development/Regulatory
‐	Entered into Agreement with Perseus to Develop DPP® Brain Injury Assay: January 2015
‐	Grant from Bill & Melinda Gates Foundation to Develop DPP® Malaria: January 2015
‐	Achieved ANVISA Approval for DPP® HIV-Syphilis Assay in Brazil: February 2015
•	Corporate/Operations
‐	Hired Paul Lambotte Ph.D. (VP, Product Development): December 2014
•	Commercial / Sales & Marketing
‐	Acquired Full Rights to SURE CHECK® HIV 1/2 Assay, effective June 1, 2016: January 2015
‐	Expand Chembio U.S. Commercialization Team
‐	Enter into Additional Distribution Agreements in the U.S. Market
‐	Launch DPP® HIV-Syphilis Assay in Brazil

Slide 20

Executive Leadership Team

Executive:  John J. Sperzel III,   President &CEO
Previous Experience: 2011-2013, President and CEO of ITC.; 1987-2011 Axis-Shield, Bayer Diagnostics, Instrumentation Laboratory and Boehringer Mannheim
Joined:  2014

Executive:  Richard Larkin, CPA  Chief Financial Officer
Previous Experience: 2000-2003  CFO of Visual Technology Group; 1987-2000 CFO of Protex  International Corp.
Joined:  2003

Executive:  Sharon Klugewicz, M.S.  Chief Operating Officer
Previous Experience: 2009-2012, Sr. VP Scientific & Laboratory Services of Pall Corporation; 1991-2009 Pall Corporation
Joined:  2012

Executive:  Javan Esfandiari, M.S.  Chief Science and Technology Officer
Previous Experience: 1997-2000, Co-founder of Sinovus Biotech AB (Sweden), acquired by Chembio in 2000; 1993-1997 R&D Director On-Site Biotech
Joined:  2000

Executive:  Thomas Ippolito, VP Regulatory & Clinical Affairs
Previous Experience: 2000-2005, VP Quality & Regulatory of Biospecific Technologies Corp.; 1984-2000 United Biomedical Inc., Analytab Products Inc. and Eastern Long Island Hospital
Joined:  2005

Executive:  Michael Steele, VP Sales, Marketing and Business Development
Previous Experience: 2008-2011, VP Business Development of SeraCare Life Sciences; 1992-2008 Corautus Genetics, Life Therapeutics and Serologicals, Inc.
Joined:  2012

Executive:  Paul Lambotte, Ph.D
Previous Experience: 2009 – 2014, President of PLC Inc.; 2009 – 2012 Chief Science Officer Axxin Pty Ltd.; 2000-2009, VP of R&D and Business Development
Joined: 2014

Slide 21

Investment Highlights

•	Global Provider of High Quality POC Infectious Disease Tests
‐	Sales in 43 countries
•	Revenue Growth Averaged 15% Over Last Five Years
‐	From $16.70MM for FY 2010; to $27.65MM for FY 2014
•	Patented DPP® (Dual Path Platform) Technology
‐	Lead Product: DPP® Blood/Oral Fluid HIV 1/2 Assay (FDA-Approved, CLIA-Waived)
‐	DPP® Revenue Growth of 137% in 2014 as compared to 2013
•	Future Pipeline of DPP® POC Assays
‐	HIV-Syphilis Combination Assay (US version)
‐	HIV Ab/Ag Assay
‐	Hepatitis C (HCV) Assay
•	New Collaborations and Development Projects
‐	POC DPP® Assays for Malaria, Dengue Fever, Ebola, Febrile Illness, Flu Immunostatus, Brain Injury and a Specific Type of Cancer